Exhibit 32.2

                       CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of BF Acquisition Group V,
Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William R. Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2008
                                  /s/ William R. Colucci
                                  ----------------------
                                  William R. Colucci, Treasurer
                                  BF Acquisition Group V, Inc.